Exhibit 99.1

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• • Proven track record scaling advanced aerospace platforms into operational deployment • • • •

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Fourth Quarter & Full Year 2025

EARNINGS RELEASE


AMERICAN ROBOTICS

Disclaimers

This presentation may contain "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. Ondas Inc. ("Ondas" or the "Company") cautions readers that forward-looking statements are predictions based on its current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. The Company's actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, the risks discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC"), in the Company's Quarterly Reports on Form 10-Q filed with the SEC, and in the Company's other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts. This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information.

Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Ondas is Delivering on the Plan

Our business, operating and financial model positioned to drive shareholder value creation

- Momentum building across Core + Strategic programs
  - Revenue growth / market adoption validate strategy
  - Acquisitions adding significant strategic value
- Operating platform supporting rapid growth
- Balance sheet strengthening competitive position

BUSINESS STRATEGY

↓

OPERATING PLATFORM

↓

FINANCIAL MODEL

See Significant Upside to Prior Targets for 2026 And Beyond

ONDAS


AMERICAN ROBOTICS

Agenda

- Introduction
    - Onberg Autonomous Systems
    - World View / Palantir
- Financial Review
- Ondas Networks
- Ondas Autonomous Systems
- Strategic Growth Program
- Outlook & Closing Remarks
- Q&A

Leadership Team



Eric Brock

Founder, Chairman & CEO

Entrepreneur and investor with 30+ years experience.

Driving the vision and strategic direction for our global growth program.



Neil Laird

CFO & Treasurer

Senior finance leader with 25+ years in technology / public-company operations.

Leading our financial operations.



Oshri Lugassy

CO-CEO, OAS

Defense and technology leader with decades of experience in autonomous systems, global business development, and military command.



Meir Kliner

President, OAS

Entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.

Sustaining Momentum

Momentum and strategic progress accelerate in 2026

Rapid Growth; Exceeding Expectations	• Reported $50.7 million in 2025 revenue, well ahead of earlier targets • Ended the year with $68.3 million in backlog up from $23.3 million in 3Q:25 • Raising 2026 revenue target to at least $375 million, > 2x increase from prior $170 - $180 million target • Increasing OPEX investments ahead of strong revenue ramp, frontloading expense growth in 1H:26
Fully Capitalized Strategic Flywheel	• Announced 5 major accretive acquisitions in first quarter of 2026 accelerating Ondas' transition into a multi-domain autonomy platform company • Pro forma cash balance > $1.5 billion as of December 31, 2025[1]
Leadership & Growth Infrastructure	• Added important operational and management talent at Ondas Inc. and OAS ahead of growth acceleration to ensure successful integration and expansion of our systems-of-systems offerings

[1] as adjusted for the approximately $1.0 billion equity offering in January 2026

ONDAS

ONBERG: European Defense Platform for Sovereign Scale

Localized platform to capture and deliver EU defense & security programs at scale

ONBERG autonomous systems

ONDAS AUTONOMOUS SYTEMS

- Mission-ready ISR, CUAS, multi-domain systems
- Proven deployment across defense/security customers
- Integrated platforms with roadmap scalability
- Field operations, data, and sustainment expertise

HEIDELBERG

- German industrial base for sovereign production
- Direct access to NATO / EU defense programs
- Established government and procurement relationships
- Local manufacturing, integration, and lifecycle support

STRATEGIC IMPACT:

- Accelerates EU revenue and program capture
- Enables EU-compliant localized production
- Positions Ondas as sovereign-aligned prime/partner
- Creates strategic growth platform in EU

Building a Software-Defined, Multi-Layered ISR Platform

Combining persistent sensing with AI-driven command and control

Definitive Agreement to Acquire World View

Transaction valued at $150 million

- Adds persistent stratospheric ISR layer
- Unique, mature Stratollite™ platform capability
- Expands multi-domain ISR architecture
- Expands access to U.S. defense and intelligence programs
- Experienced leadership to scale operations

Palantir × ONDAS × WORLD VIEW

- AIP enables real-time ISR data fusion and decisioning
- Unified command & control across ISR layers
- Software-defined ISR architecture
- Accelerates program capture and deployment
- Mapped directly to Ondas' strategic growth roadmap

Ondas joins forces with World View and Palantir to deliver scalable, software-defined ISR solutions

Introducing Ryan Hartman, World View



Ryan Hartman
President & CEO, World View

- Advancing scalable stratospheric ISR and data solutions at World View
- **Proven track record scaling advanced aerospace platforms into operational deployment**
- Former executive at Raytheon and Insitu (Boeing), with deep defense and UAS experience
- Served as the UAS representative on the FAA Next Gen Advisory Committee and on the FAA Drone Advisory Committee
- U.S. military veteran with leadership experience in mission-critical operations
- Driving multi-domain ISR integration with Ondas and Palantir to unlock new defense and commercial markets

ONDAS

The Stratollite

Multi-use stratospheric solutions

Intelligence services for defense and commercial customers via a configurable, multi-payload architecture



THE STRATOLLITE FLEET


Gryphon
Aether
Argus
Phoenix
Tycho

SENSOR PAYLOADS



Electro-Optical | Infrared | Radar | Hyperspectral

COMMUNICATIONS PAYLOADS

4G/5G Wireless | Mesh Networking | Bent-Pipe Relay | Quantum

DESIGNED FOR A VARIETY OF POTENTIAL USE CASES



National Security | Maritime Surveillance | Border & Immigration Control | Oil & Gas | Electric Utilities | Mining Industry



Disaster Management | Wildfire Monitoring | Transportation | Communications | Ports & Waterways | Construction

ONDAS

Multi-Domain Intelligence on a Single Pane of Glass

ONDAS

×

WORLD VIEW

×

Palantir


SPACE
Low-Earth Orbit (LEO) Satellites
STRATOSPHERE
STRATOLLITES®
AIR
Fixed-Wing UAVs
Multi-Rotor UAVs
SURFACE | LAND
Unmanned Ground Vehicles (UGVs)
MISSION LAYER
Maven + SkyWeaver
OPERATIONS LAYER
Warp Speed

FINANCIAL REVIEW

Fourth Quarter 2025 Earnings Release

Income Statement

Q4 2025 *(USD in 000s)*

SELECT P&L DATA *(Unaudited)*	**Three Months Ended December 31, 2025**	**2024**
Revenues, net	$ 30,111	$ 4,129
Cost of goods sold	17,380	3,246
Gross profit	12,731	883
Total operating expenses	36,052	9,401
Operating Loss	(23,321)	(8,518)
Total other income (expense), net	(77,511)	(1,817)
Provision for income taxes	181	-
Net Loss	$ (101,013)	$ (10,335)
SUPPLEMENTAL INFO:		
Depreciation expense	380	176
Amortization of intangible assets	2,604	1,059
Acquisition related expenses[1]	3,603	-
Stock-based compensation	6,805	277
Provision for income taxes	181	-
Other (income) expense, net[2]	77,511	1,818
Total	91,084	3,330
Cash Operating Expenses[3]	$ 23,627	$ 7,927
Adjusted EBITDA[3]	$ (9,929)	$ (7,005)

Key Financial Insights:

- Revenue grew 629% YoY, including organic revenue growth of 63% YoY
- The OAS segment saw strong organic growth augmented by acquisitions from strategic growth program
- Gross margin increased to 42% Q4 2025 versus 21% in prior year driven by higher sales and a favorable mix
- Cash OPEX grew by $15.7 million YoY driven by new additions to support larger sustained revenue profile
- Adjusted EBITDA loss widened by $2.9 million YoY given growing expense structure to support expected growth in business
- Net loss for Q4 2025 includes a $82.2 million non-cash charge related to accounting for the October 2025 warrants

(1) Acquisition-related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions.
(2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's Consolidated Statements of Operations.
(3) See the "Non-GAAP Financial Measures" section in the Appendix.

ONDAS

Income Statement

FY 2025 *(USD in 000s)*

SELECT P&L DATA *(Unaudited)*	Twelve Months Ended December 31, **2025**	**2024**
Revenues, net	$ 50,731	$ 7,193
Cost of goods sold	30,575	6,848
Gross profit	20,156	345
Total operating expenses	78,540	34,954
Operating Loss	(58,384)	(34,609)
Total other income (expense), net	(74,508)	(3,398)
Provision for income taxes	488	-
Net Loss	$ (133,380)	$ (38,007)
SUPPLEMENTAL INFO:		
Depreciation expense	946	602
Amortization of intangible assets	5,808	4,220
Acquisition related expenses[1]	4,310	-
Stock-based compensation	16,016	1,265
Provision for income taxes	488	-
Other (income) expense, net[2]	74,508	3,398
Total	102,076	9,485
Cash Operating Expenses[3]	$ 53,021	$ 29,019
Adjusted EBITDA[3]	$ (31,304)	$ (28,522)

Key Financial Insights:

- Revenue grew 605% YoY
- Backlog grew to $68.3 million
- The OAS segment saw strong organic growth augmented by acquisitions from strategic growth program
- Gross margin increased to 40% for the full year versus 5% in 2025 driven by higher volumes and mix
- Cash OPEX rose by $24 million to $53 million to support an expected further increase in revenue
- Adjusted EBITDA loss rose by $2.8 million driven by higher OPEX to support growth
- Net loss for 2025 includes a $82.2 million non-cash charge related to accounting for the October 2025 warrants

(1) Acquisition-related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions.
(2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's Consolidated Statements of Operations.
(3) See the "Non-GAAP Financial Measures" section in the Appendix.

ONDAS

Cash Flow Statement

FY 2025 *(USD in 000s)*

SELECT CASH FLOW DATA	**Twelve Months Ended December 31,**			
(Unaudited)		**2025**		**2024**
Net cash used in operating activities	$	(38,746)	$	(33,469)
Net cash used in investing activities		(260,132)		(1,733)
Net cash provided by financing activities		862,653		50,179
Increase in cash, cash equivalents, and restricted cash	$	563,775	$	14,977

Key Financial Insights:

- Operating cash burn includes increase in accounts receivable of $10.7 million
- $260.1 million in cash used in investing was mainly the result of $206.8 million in cash used for acquisitions and $51.0 million in short and long-term investments
- Cash provided by financing includes:
  - $862.7 million net proceeds raised during FY 2025 mainly through the sale of common stock in four equity offerings
  - Also includes $32.0 million in proceeds from the exercise of options and warrants during FY 2025

Balance Sheet

FY 2025 *(USD in 000s)*

SELECT BALANCE SHEET DATA *(Unaudited)* **ASSETS**		Dec. 31, 2025		Dec. 31, 2024
Cash, cash equivalents and restricted cash	$	594,359	$	29,999
Total assets	$	1,135,928	$	109,622
LIABILITIES AND STOCKHOLDERS' DEFICIT				
Other debt	$	2,204	$	1,273
Convertible notes		10,284		52,953
Total debt	$	12,488	$	54,226
Total liabilities	$	661,226	$	73,678
Redeemable noncontrolling interests	$	33,330	$	19,361
Total stockholders' equity	$	441,372	$	16,583
Total liabilities and stockholders' equity	$	1,135,928	$	109,622

Key Financial Insights:

- Ended 2025 with $594 million in cash, cash equivalents and restricted cash
- Raised an additional $959 million in net proceeds subsequent to year end
- Reduced $41.7 million of debt in 2025, Leaving a modest debt profile at year end associated with subsidiaries
- Total liabilities includes
  - $489 million for a warrant liability related to the October 2025 equity raise
  - $75 million accrued purchase consideration for the Sentrycs acquisition which will be settled in Q1 2026.

Growing Institutional Support

Ondas is a growth platform for Institutional investors to leverage the long-term tailwinds of the defense technology investment cycle

BENEFITTING FROM STRONG INVESTOR SUPPORT

- Raised ~ $1. 8 billion since June 2025
  - Pre-funded warrants from the $1.0 billion equity raise in January were fully exercised as of [February 15, 2026]
  - Supportive financial investor, remained below 5% of outstanding shares
- Institutional investors now own ~33%[(1)] of Ondas
  - Diversified institutional base, no owners own more than 5%
  - Top 10 investors own about 15%
- Anticipate addition to the Russell 2000 and other indices during 2026
- Shares outstanding are 467.1 million as of March 25, 2026

COMPETITIVE ADVANTAGE

- Strong balance sheet
- Access to capital
- Cost of capital

[(1)] *S&P CapitalIQ*

ONDAS

NETWORKS

Ondas Networks Update

Current Status

Engaging with Class I customers on specific applications and network roadmaps

- Now engaging directly with every Class 1 on 160 MHz and other frequencies, regarding both specific applications and general-purpose network infrastructure needs
- Continue work with industry stakeholders to complete full NGHE specifications by the end of 2026
- Initial Amtrak ACSES deliveries are underway and will continue through Q2

Key Milestones Ahead

Progressing towards wide-area network deployments; target visibility by 2H 2026

- Execute three POC demonstrations in the field for three distinct 160 MHz customer applications
- Expect to turn all POCs into commercial deliveries in the second half of 2026 with an expected commercial value exceeding $5 million
- Complete Amtrak ACSES deliveries in 1H 2026, work towards capturing additional NEC demand

KEY UPDATE:

AAR signals intent to adopt dot16 as an AAR standard for ALL AAR-owned private wireless network frequencies

ONDAS

AUTONOMOUS SYTEMS

ONDAS

Building Our Systems of Systems Portfolio

Creating global scaled technology and service delivery leader in defense & security markets

ROTRON AEROSPACE

WORLD VIEW

MISTRAL INC.

BIRD AEROSYSTEMS

INDOEARTH

AMERICAN ROBOTICS

AIROBOTICS

IRON DRONE

APEIRO MOTION

sentrycs

Roboteam

SPO

SMART DEMINING

INSIGHT INTELLIGENT SENSORS LTD

Accelerating Ondas' operating scale drives financial model upside

- Mission-ready technology platforms
- Expanding customer relationships
- Adding exceptional talent

- Significant increase to revenue / gross profit pool
- Accelerates path to profitability
- Supports reinvestment in growth

Multiple Systems. Across Unmanned Verticals

Portfolio addresses 4 major defense technology market segments

C-UAS

Counter-UAS Air Defense Sensors & Effectors



ISR

Intelligence, Surveillance & Reconnaissance Systems



LMS

Unmanned One-Way Attack Loitering Munition Systems



UGV

Multi-Mission Unmanned Ground Robotic Platforms


AXON

Systems of Systems

Integrated sensors, effectors, and platforms under a unified C2 layer

- Transition to a scaled multi-domain autonomy platform well underway
- Demonstrating cross platform integration across systems and software
- Unified OAS platform layer enabling rapid expansion and operating leverage





Command Center C2 Interface



Mobile App C2 Interface



AI-Focused Operational Insights



Real-Time Video & Remote / Control



Mission Planning & Execution



Autonomous Fleet Management

STRATEGIC PROGRAM

Fourth Quarter 2025 Earnings Release

ONDAS

Mistral Inc. – Accelerating Defense Market Access

Accelerates U.S. operating platform expansion and market access as experienced prime contractor

- Expands U.S. operating and manufacturing platform
- Enables access to U.S. defense programs as Prime
- Over $1B IDIQ and contract vehicle exposure

MISTRAL INC.


MISTRAL
GROUP
10001



Mistral's market development expertise is expected to meaningfully accelerate Ondas' U.S. market penetration adding significant revenue and EBITDA leverage in 2026 and beyond

Rotron Aerospace – Expands Capabilities with Long-Range Platforms

U.K.-Based developer adds long-range UAVs, autonomous strike platforms, advanced propulsion and engineering

- Enables attritable mass-scale autonomous systems
- Expands our autonomous ISR, strike and effector stack
- Localized effort to engage NATO and UK rearmament programs


Defendor


Talon DT-150

Rotron immediately expands Ondas' aerial platform for complex, high valued strike and tactical UAS, while providing exceptional UK-based engineering talent and a go-to-market platform for UK and NATO customers across Europe

BIRD Aerosystems – Autonomous Protection for Manned and Unmanned Platforms

Expanding airborne missile protection, ISR, and counter-UAS defense capabilities

- Access to long-cycle, program-of-record budgets
- Adds airborne protection layer to mission stack
- Adds high-margin, mission-critical defense systems







BIRD brings established leadership in high growth sensor-led defense markets providing Ondas the ability to architect layered, ground-to-aerial CUAS solutions while adding significant backlog ($79 million) and meaningful revenue and EBITDA contributions

IndoEarth – Heavy Engineering. Autonomous Future.

Extending Ondas' ground systems strategy with a military engineering vehicles and services platform

- Entry into large-scale defense procurement programs
- Immediate revenue contribution in Q2 on growth curve
- Foundation for autonomous heavy robotics platforms



INDOEARTH

IndoEarth brings a strategically valuable, and expandable heavy ground equipment program and field services platform with significant revenue and gross profit visibility while offering the ability for Ondas to enhance the tech stack with autonomous capabilities

ONDAS

2026 – Executed Acquisitions

Strengthens systems of systems capabilities

$ in millions	Transaction Value	Initial Payment	Closing Date	Earn Out / Vesting	Full Year 2026 Revenue(1)
Rotron Aerospace (2,3)	$39.9	$39.9	Q1	Y	$25.0
World View	$150.0	$150.0	Q2	N	$32.0
Mistral Inc. (3)	$175.0	$105.0	Q2	Y	$110.0
Bird Aerosystems	$132.3	$74.6	Q1	N	$40.0
IndoEarth (3)	$60.0	$60.0	Q1	Y	$19.0

# of Acquisitions

5

Aggregate Transaction Value

$557M

Expected 2026 Revenue(1)

~ $230M

(1) *Management estimates for the full year 2026*
(2) *Rotron transaction value and revenue assumption is converted from GBP to USD as of 3/16/2026*
(3) *Does not include potential earn-outs*

ONDAS

Strategic Program – Value Creation

Model drives sustained, compounding value accretion

Day One Value Creation

- Adding customer validated technology platform / services to Ondas' platform
- M&A Arbitrage
  - Attractive entry valuation – "pre-scale valuation"
  - Ondas premium valuation
    - Prior operating platform investments
    - Capital efficient financial model
- Cost of Capital Advantage – Growth vs Venture

Beyond: Compounding Returns

- Multiple growth levers (the growth "double dip")
  - Target platform tailwinds
  - Ondas' platform accelerates target growth
- Demonstrated operating capital efficiency
  - Operating leverage / margins scale
  - Drives upside to core (Systems of Systems)

Ondas is Demonstrating that Acquisition Accretion is Repeatable

OUTLOOK

Fourth Quarter 2025 Earnings Release

Key Operating Priorities

Continue to scale, localized go-to-market operating platform

- Capture new customers in new markets; leverage the systems of systems roadmap
- Mature production, deliver on backlog and revenue targets
- Critical focus for technology roadmap
  - Autonomous border protection infrastructure
  - “Shahed killer” interceptor
  - Palantir AIP including WarpSpeed & Maven

Leverage New Strategic Growth Platforms

- Accelerate the World View / Palantir layered ISR integration and multi-domain roadmap
- Leverage Mistral to accelerate U.S. market penetration
- Advance the ONBERG JV starting with CUAS market opportunities in Germany and Ukraine
- Potential upside to 2026 outlook

Strategic Growth Program

Repeatable M&A capability is a competitive strength

- Continue to build the programmatic M&A team which also includes post-merger integration resources
- Inbound interest accelerates as Ondas demonstrates attractive M&A model and ability to execute transaction and scale operations
- Ondas viewpoints on:
  - Cash vs. Equity consideration
  - Dilution vs Accretion analysis requires a view on the quality of the acquired business

Ondas believes the unmanned and autonomous systems sector is fragmented and sub-scale and poised for significant consolidation as demand curves move higher creating a generational opportunity to establish market leadership

M&A Pipeline

+25

Advanced Activity

+8

Potential Revenue from M&A in Pipeline (2026)

~ $500M

ONDAS

Updated Outlook

Continue to demonstrate upside to our financial model

Updated 2026 Revenue Target

At Least $375 Million

EBITDA + Timeline:

- Q3 2026 Product Companies
- Q3 2027 OAS
- Q1 2028 Ondas Inc.

Updated Outlook Details:

- Expect 1Q:26 revenue of $38 – $40 million, a >600% YoY increase
- Expect 2026 Revenue of at least $375 million a 7-fold YoY increase, with strong organic as well as strategic growth
- Expect backlog to grow significantly during Q1 2026 as compared to $68.3 million as of end of Q4 2025
- Expect higher losses in 1H:26 on EBITDA basis as we added significant resources to our OAS platform to support an expected significant revenue ramp in 2H:26 and beyond
- Maintain outlook for EBITDA + pathway; strong execution could serve to meaningfully accelerate OAS and Ondas Inc. EBITDA profitability timelines

Q&A

ONDAS

Appendix

4Q 2025 & FY 2025 *(USD in 000s)*

ADJUSTED EBITDA RECONCILIATION	**Three Months Ended December 31,**				**Twelve Months Ended December 31,**			
(Unaudited)		**2025**		**2024**		**2025**		**2024**
Net Loss	$	(101,013)	$	(10,335)	$	(133,380)	$	(38,007)
Depreciation		380		176		946		602
Amortization of intangible assets		2,604		1,059		5,808		4,220
Acquisition related expenses(1)		3,603		-		4,310		-
Stock-based compensation		6,805		277		16,016		1,265
Provision for income taxes		181		-		488		-
Other (income) expense, net(2)		77,511		1,818		74,508		3,398
Adjusted EBITDA (non-GAAP)(3)	$	(9,929)	$	(7,005)	$	(31,304)	$	(28,522)

Cash Operating Expense Reconciliation	**Three Months Ended December 31,**				**Twelve Months Ended December 31,**			
(Unaudited)		**2025**		**2024**		**2025**		**2024**
Total operating expenses	$	36,052	$	9,401	$	78,540	$	34,954
Depreciation(4)		(211)		(157)		(743)		(524)
Amortization of intangible assets		(2,604)		(1,059)		(5,808)		(4,220)
Acquisition related expenses(1)		(3,603)		-		(4,310)		-
Stock-based compensation(4)		(6,007)		(258)		(14,658)		(1,191)
Total Cash Operating Expenses (non-GAAP)(3)	$	23,627	$	7,927	$	53,021	$	29,019

(1) Acquisition-related expenses include legal, accounting, and other due diligence costs incurred in connection with completed or pending acquisitions.
(2) Other (income) expense, net includes interest and dividend income, unrealized gain and losses on investments, interest expense, foreign exchange gain and loss, the change in the fair value of government grant liabilities and warrant liability, and other income (expense), net included on the Company's Consolidated Statements of Operations.
(3) See the "Non-GAAP Financial Measures" section below.
(4) Excludes depreciation and stock-based compensation amounts included in Costs of goods sold on the Company's Consolidated Statements of Operations.

ONDAS

Non-GAAP Financial Measures

As required by the rules of the Securities and Exchange Commission ("SEC"), we provide a reconciliation of our non-GAAP financial measures to the most directly comparable GAAP measures. These reconciliations are set forth in the tables below.

We believe that adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is a useful supplemental measure for evaluating our operating performance and period to period trends because it eliminates the impact of items that primarily reflect our capital structure, tax position, noncash accounting charges, acquisition-related transaction costs, and other items that management does not consider indicative of ongoing operating performance. Adjusted EBITDA should be considered in addition to, and not as a substitute for, net income (loss) and other measures prepared in accordance with GAAP. Adjusted EBITDA removes the effects of interest and financing-related items, depreciation and amortization, income taxes, stock-based compensation, acquisition-related expenses, and other non-operating gains and losses. Management believes that excluding these items enhances comparability across periods and facilitates analysis of underlying operating trends.

Cash Operating Expense is a non-GAAP financial measure that represents total operating expenses excluding depreciation, amortization of intangible assets, and stock-based compensation. The most directly comparable GAAP measure to Cash Operating Expense is total operating expenses. Management believes Cash Operating Expense provides useful supplemental information by isolating recurring, cash-based operating costs and facilitating meaningful period-to-period comparisons. Management uses this measure for internal cost management, budgeting, and liquidity planning, and to evaluate operating trends exclusive of noncash accounting charges.

Other companies may calculate similarly titled non-GAAP measures differently, and therefore our Adjusted EBITDA and Cash Operating Expense may not be comparable to measures used by other companies. Management uses Adjusted EBITDA and Cash Operating Expense, together with GAAP results, in making operating and planning decisions and in evaluating the Company's ongoing performance.

THANK YOU

ir@ondas.com